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                                                                     EXHIBIT 4.1

                                    FORM OF
                              RADVIEW SOFTWARE LTD.
               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL
       ORDINARY SHARES NEW ISRAELI SHEKELS (NIS) 0.01 PAR VALUE PER SHARE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                CUSIP_________

This Certifies that

is the Registered Holder of

FULLY PAID AND NONASSESSABLE ORDINARY SHARES of RADVIEW SOFTWARE LTD. (hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, in accordance with the Corporation's Articles of Association and Memorandum and all amendments thereto and as prescribed by applicable law. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association and Memorandum of Association of the Corporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to issued .

Dated:

---------------------------------          -------------------------------------
Chief Financial Officer                    President and Chief Executive Officer

Countersigned and Registered:

EQUISERVE TRUST COMPANY, N.A. (MASSACHUSETTS)

Transfer Agent and Registrar

By:
   -----------------------------
Authorized Signature


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
UNIF GIFT MIN ACT- _________ Custodian __________
TEN ENT - as tenants by the entireties (Cust) (Minor)
JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act __________________________ in common (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

        -----------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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(PLEASE INSERT NUMBER OF SHARES TRANSFERRED) of the ordinary shares represented by the within certificate, and do hereby irrevocably constitute and appoint __________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________

                                                X_______________________________

                                                X_______________________________

                                                NOTICE: The signature to this
                                                assignment must correspond with
                                                the name as written upon the
                                                face of the certificate in every
                                                particular, without alteration
                                                or enlargement or any change
                                                whatever.

Signature(s) GUARANTEED: ____________________________

The signature(s) must be guaranteed by an eligible guarantor institution (banks, stock-brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. rule 17Ad-15.


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KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.